EXHIBIT 10.7

AMENDED AND RESTATED TRUST AGREEMENT

AMONG

INTERPOOL, INC.,

AS SETTLOR,

INTERPOOL CHASSIS FUNDING, LLC,

AS INITIAL BENEFICIARY,

AND

FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,

AS UTI TRUSTEE AND DELAWARE TRUSTEE

CREATING A DELAWARE BUSINESS TRUST TO BE KNOWN AS

“INTERPOOL TITLING TRUST”

DATED AS OF JUNE 1, 2000

AMENDED AND RESTATED AS OF MARCH 1, 2002

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EXHIBITS

EXHIBIT A - Definitions

EXHIBIT B - Undivided Trust Interest Certificate

EXHIBIT C - Amended and Restated Certificate of Trust of Interpool Titling Trust

EXHIBIT D - Notice of Registered Pledge

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AMENDED AND RESTATED TRUST AGREEMENT

AMENDED AND RESTATED TRUST AGREEMENT, dated as of June 1, 2000 and as Amended and Restated as of March 1, 2002 (as it may be further modified, supplemented or amended from time to time in accordance with its terms, this “Agreement”), between Interpool, Inc., a Delaware corporation (“Interpool”), as settlor (the “Settlor”), Interpool Chassis Funding, LLC, as initial beneficiary (the “Initial Beneficiary”) and First Union Trust Company, National Association, a national banking association, as UTI Trustee (the “UTI Trustee”) and Delaware Trustee (the “Delaware Trustee”).

WHEREAS, Interpool Titling Trust (the “Trust”) is a Delaware business trust created pursuant to this trust agreement, as originally executed (the “Original Trust Agreement”) and a certificate of trust filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on July 17, 2000; and

WHEREAS, the parties hereto desire to amend and restate the Original Trust Agreement in its entirety.

IN CONSIDERATION of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

PART I

CREATION OF TRUST

Section 1.1 Creation of Trust.

Pursuant to the Original Trust Agreement, in accordance with Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq. (the “Business Trust Statute”), a trust known as Interpool Titling Trust (the “Trust” or “Interpool Titling Trust”), was formed and is hereby continued by this Agreement. The Trustees may engage, in the name of the Trust or in their own respective names on behalf of the Trust, in the activities of the Trust, make and execute contracts and other instruments on behalf of the Trust, and sue and be sued. The parties hereto intend that the Trust be a business trust under the Business Trust Statute and that this Agreement shall constitute the governing instrument of the Trust. Effective as of July 17, 2000, the Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. Pursuant to the Original Trust Agreement, the Trustee has filed its certificate of trust with the Secretary of State and will cause to be filed with the Secretary of State the amended and restated certificate of trust (the “Certificate of Trust”) attached hereto as Exhibit C.

Section 1.2 Purpose of Trust.

The Trust has the power and authority:

(a) to receive any funds and other property delivered to it by or for the account of any Holders and to distribute such funds or otherwise hold such funds in trust for any Holders under the terms and conditions of this Agreement;

(b) to issue, transfer and exchange the Certificates and to make payments or cause payments to be made on the Certificates;

(c) to acquire from time to time the Trust Assets;

(d) to hold the Trust Assets;

(e) to enter into, perform its obligations under, and perform any other activities contemplated by, this Agreement and the other Trust Documents and any Financing Documents to which the Trust is a party (including the issuance of additional SUBI Supplements); provided, however, that the Trust shall not be a party to any contract, agreement or instrument other than a Servicing Agreement, UTI Supplement, SUBI Supplements or Transfer Agreements and the Trust shall have no obligations whatsoever for the payment of money other than, with respect to each interest in the Trust, the distribution of funds to the Servicer, the applicable Holders and any Registered Pledgee of a Holder; and

(f) to engage only in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, subject to the explicit terms of this Agreement.

The Trust is authorized and directed to execute and enter into the aforementioned agreements and any documents necessary or incidental in connection therewith. The Trust shall not engage in any activities other than in connection with, or relating to, the foregoing and other than those required or authorized by the terms of this Agreement, except as are incidental to and necessary to accomplish such activities.

The Trustee shall not knowingly take any action in contravention with any of the foregoing. Each Holder, the Initial Beneficiary, and each Registered Pledgee agrees not to instruct the Trustee to take any action that would violate the terms of this Section 1.2.

Section 1.3 Declaration of Trust.

(a) The UTI Trustee and each SUBI Trustee hereby declares that it will hold the Trust Assets allocated to the UTI or its respective SUBI interest in trust upon and subject to the conditions set forth herein for the use and benefit of the Holders and any Registered Pledgee of a Certificate, subject to the obligations of the Trust under the Trust Documents.

(b) Legal title to all the Trust Assets shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Assets to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Delaware Trustee, the UTI Trustee, the applicable SUBI Trustee, a co-trustee and/or a separate trustee, as the case may be.

(c) Except as provided in Section 8.1, none of the Settlor, the Initial Beneficiary or any Holder shall be able to revoke the Trust established hereunder.

Section 1.4 Document Execution and Performance.

The Initial Beneficiary hereby authorizes and directs the Trustee, and the Trustee hereby agrees, to: (i) at the request of the Holder(s) of the UTI Certificate(s) or related SUBI Certificates, execute and deliver all agreements, instruments or documents necessary or advisable for the Trust to acquire title to Equipment and other Trust Assets as described herein and cause the related Certificates of Title to be issued in the name of the Trust or the Trustee on behalf of the Trust; (ii) take action that is required or authorized to be taken by the Trustee pursuant to applicable law as specified in the Trust Documents; (iii) exercise its rights and perform its duties as Trustee as specified in the Trust Documents; (iv) at the direction of the related Holders (and, with respect to the related Trust Assets subject to a Financing, subject to any additional requirements imposed by the related Financing Documents) (a) release, discharge, sell, assign, transfer, pledge, convey or otherwise dispose of any right, title or interest in and to any portion of the related Trust Assets, (b) amend or revoke the terms hereof with respect to all or any portion of the related Trust Assets and (c) enter into any and all agreements or instruments affecting all or any portion of the related Trust Assets or affecting any other provision hereof; (v) appoint the Servicer for any UTI or SUBI as the attorney in fact for the Trust as contemplated hereby or by any Servicing Agreement; and (vi) enter into, on behalf of the Trust, all Trust Documents to which the Trust is a party.

Section 1.5 Defined Terms.

Capitalized terms used herein shall have the meanings set forth in Exhibit A hereto. For the avoidance of doubt, references to any statute or codified law shall include any successor statute or codified law, including any amendments or supplements.

PART II

TRUST ASSETS

Section 2.1 Trust Assets.

(a) Pursuant to this Agreement and each Transfer Agreement, the Trust shall acquire from time to time the following assets (the items described in clauses (1) through (6) and any other assets which the Trust from time to time may acquire from the Settlor or other Persons party to a Transfer Agreement as a seller (the Settlor and each other such seller, a “Seller”), the “Trust Assets”):

(i) cash;

(ii) all lease contracts (together with any assignments thereof and any delivery and acceptance certificate therefor, any guaranties and amendments, addendums and other modifications thereto, the “Contracts”) to the extent, but only to the extent, that such Contracts relate to each Chassis and/or Refrigeration Generator sold by a Seller to the Trust from time to time, together with all substitutions, repairs, replacements, non-severable appliances, instruments, accessories, furnishings, other equipment, additions, parts and improvements from time to time constituting a part thereof and all accessions thereto (all of the foregoing collectively, the “Equipment”), which Contracts are or were transferred to the Trust by Interpool, TLI, IAL, any manufacturer or any Dealer, or originated directly by the Trust;

(iii) the Equipment and all income, payments and proceeds thereof, including, without limitation (i) the residual values of the Equipment to be realized through the exercise by Users of any purchase options under the Contracts, the proceeds of sale of the Equipment to third parties, payments received from any other Person, either directly or through a Servicer, with respect to the residual value of the Equipment (including, without limitation, payments under any terminal rent adjustment clause) or payments under any Physical Damage Insurance Policy or residual value insurance policy and (ii) each certificate of title or other evidence of ownership of an item of Equipment (as provided in and subject to the limitation set forth in the related Transfer Agreements), as the case may be, by the Registrar of Titles in the respective jurisdiction in which each such item of Equipment is registered (each a “Certificate of Title”), which Certificate of Title shall reflect, as the owner of such item of Equipment, “Interpool Titling Trust,” any trustee of the Trust or such other similar designation as may be acceptable to any applicable department, agency or official in each state responsible for accepting applications for, and maintaining records regarding, Certificates of Title and liens thereon (each a “Registrar of Titles”);

(iv) all of the Seller’s rights (but not its obligations) under any agreements or other purchase documents with respect to the acquisition of any Contract or item of

Equipment to the extent, but only to the extent, that such rights relate to such Contract or item of Equipment, including, without limitation, (i) the right to proceeds arising from all dealer repurchase obligations, if any, relating to any Contract or item of Equipment) arising under any agreements with any dealer (a “Dealer”) from which Interpool or any Affiliate thereof acquired an item of Equipment (“Dealer Agreements”), (ii) all warranty and indemnity provisions contained in or to be provided pursuant to purchase agreements that relate to any item of Equipment and all claims against the applicable manufacturer or distributor and (iii) any guaranty given in connection with any Contract, together with all rights, powers, privileges, licenses, easements, options and other benefits of the beneficiary of the guaranty thereunder and any collateral given as security therefor, to the extent pertaining to such Contract;

(v) Seller’s rights under any insurance policy or proceeds therefrom, including, without limitation, the Physical Damage Insurance Policy, the Commercial General Liability Insurance Policy, any residual value insurance policy, any policy of comprehensive, collision, public liability, physical damage, personal liability, general liability, excess or umbrella liability, or other insurance policy maintained by the Initial Beneficiary, any Seller, Interpool, any User or any Affiliate of any such Person to the extent that any such policy covers or applies to any Contract, Equipment or the ability of any User to make required payments with respect to the related Contract or related Equipment or any other Trust Asset; and

(vi) all income, payments and proceeds of any of the foregoing, including, without limitation, all present and future claims, demands, causes of and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

(b) Intention of the Parties. The execution and delivery of this Agreement shall constitute an acknowledgment by the Settlor and the Trust that each intends that the assignment and transfers contemplated herein and by the Transfer Agreements constitute an absolute assignment (and not merely a grant of a security interest) to the Trust by the Settlor and each other Seller of its interest in the Trust Assets, and an absolute conveyance to the Trust of good title in such Trust Assets free and clear of any Liens, and that the Trust Assets shall not be a part of the Settlor’s or any other Seller’s estate in the event of the bankruptcy under any Insolvency Law or the occurrence of another similar event of, or with respect to, the Settlor or other Seller. In the event that, notwithstanding the intention of the parties, any Trust Assets are held to be property of the Settlor’s or any other Seller’s bankruptcy estate, or if for any reason this Agreement or any Transfer Agreement is held or deemed to create a security interest in (rather than an absolute assignment of) the Trust Assets, then (x) this Agreement or such Transfer Agreement shall also be deemed to be a security agreement within the meaning of Article 8 and Article 9 of the Uniform Commercial Code as in effect in the State of New York and (y) the conveyances provided for hereunder and thereunder shall be deemed to be a grant by the Settlor and each Seller to the Trust of a valid security interest in all of the Settlor’s and each other Seller’s right, title and interest in and to the Trust Assets to secure the Trust’s rights to receive payments of all income, payments and proceeds related to the Trust Assets. The Settlor shall cause each Transfer Agreement to contain provisions substantially similar to the immediately preceding sentence.

Section 2.2 Delivery of Documents.

The requirements, if any, for delivery of documents, to the relevant entities, relating to Trust Assets being acquired by the Trust and allocated to the UTI (hereafter defined) or any SUBI (hereafter defined), shall be set forth in this Trust Agreement (as in effect from time to time) or any subsequently executed Transfer Agreement, or in the related SUBI Supplement, as the case may be.

PART III

CUSTODY OF LEASE FILES AND CONTRACTS; MASTER LIST

Section 3.1 Appointment of Custodian.

Pursuant to a UTI Supplement or SUBI Supplement, the UTI Trustee and any SUBI Trustee, at the direction of the Holder(s) of the UTI Certificate(s) or related SUBI Certificate(s), as the case may be, shall appoint a Custodian, which shall not be Interpool or an Affiliate thereof, for the Lease Files relating to the Contracts and Equipment which constitute assets allocated to such UTI or SUBI. The rights and responsibilities of each such Custodian, payment of its fees and expenses, and provision for its removal or resignation, shall be set forth in the UTI Supplement or SUBI Supplement under which such Custodian is appointed, together with such other matters as shall be determined by the Custodian and the other parties to such Supplement.

Section 3.2 Master List.

The Delaware Trustee shall maintain possession of a written list (provided such list may be maintained in electronic or any other form, so long as a written copy of the Master List can be provided upon request) (the “Master List”) of all Contracts and Equipment included in the Trust Assets, such Master List to be prepared from time to time by the Servicer pursuant to the Initial Servicing Agreement. Such Master List shall identify each Contract and all Equipment allocated to each SUBI and each Contract and all Equipment allocated to the UTI and shall govern any determination of the respective Trust Assets allocated to each Portfolio. In maintaining such Master List, the Delaware Trustee shall be entitled to conclusively rely on information provided by the Servicer and any successor Servicer and shall have no liability for any inaccuracies in the Master List under each Servicing Agreement. Upon receipt of a written request from any of the following, the Delaware Trustee shall deliver a copy of the Master List to the Initial Beneficiary, any Trustee, any UTI Holder, any SUBI Holder, any Registered Pledgee, or any SUBI Control Party.

PART IV

BENEFICIAL INTERESTS IN THE TRUST

Section 4.1 Undivided Trust Interest.

(a) The Initial Beneficiary, and any Special Purpose Entity to which the Initial Beneficiary may from time to time transfer all or any portion of its Undivided Trust Interest, shall hold an exclusive, undivided beneficial interest in all assets of the Trust (the “Undivided Trust Interest” or the “UTI”), other than those divided, identified Trust Assets that are from time to time allocated by the Trust, upon the written direction of the Initial Beneficiary or otherwise in accordance with Section 4.2, into one or more separate and identifiable portfolios of Trust Assets (together with any other Trust Assets allocated to or earned by any such portfolio(s) and any income, payments and proceeds thereof, collectively, “SUBI Assets”). All Trust Assets that have not been specifically identified as SUBI Assets are referred to as the “UTI Assets”.

(b) The Undivided Trust Interest initially shall be represented by a single trust certificate, substantially in the form attached hereto as Exhibit A (together with any replacements thereof, the “Undivided Trust Interest Certificate” or the “UTI Certificate”), registered in the name of the Initial Beneficiary, which represents a 100% ownership interest in the UTI. However, any holder of the Undivided Trust Interest shall be a Special Purpose Entity and may, with the prior written consent of each Registered Pledgee (if any) of the UTI Certificate, request in writing the UTI Trustee to execute, issue and deliver two (2) or more UTI Certificates that, in the aggregate, represent no particular Trust Asset(s), but represent the entire Undivided Trust Interest, such divided certificates to be issued pursuant to a supplement to this Agreement (each, a “UTI Supplement”), which UTI Supplement shall be executed by the holder(s) of the UTI Certificates (the “UTI Holder(s)”) and any Registered Pledgee thereof and shall specify any terms or conditions relevant to the issuance thereof, as shall be prescribed and established by such UTI Holder(s) and any Registered Pledgee thereof. A UTI Supplement also may specify additional terms or modify the terms of this Agreement, but only with respect to the UTI. Except as set forth in any applicable UTI Supplement, any Undivided Trust Interest Certificate shall be in substantially the form of Exhibit B hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Agreement, and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith, be approved by the Initial Beneficiary and the UTI Holders. Any portion of any Undivided Trust Interest Certificate may be set forth on the reverse or subsequent pages thereof. Each Undivided Trust Interest Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith, be determined by the Initial Beneficiary and the UTI Holders. Each UTI Certificate shall constitute a “certificated security” within the meaning of Section 8-102(a)(4) of the UCC.

(c) The UTI and each SUBI and their related Trust Assets shall be a separate Series of the Trust pursuant to Section 3806(b)(2) of the Business Trust Statute. Separate and distinct records shall be maintained by the UTI Trustee for the UTI and the UTI Assets shall be held and accounted for separately from any SUBI Assets. In accordance with Section 3804(a) of the Business Trust Statute or to the extent otherwise permitted by law, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the UTI or the UTI Assets shall be enforceable against the UTI Assets only, and not against the assets of the Trust generally or against any SUBI Assets. Except to the extent required by law or specified in this Agreement, the Undivided Trust Interest shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to any SUBI or any Trustee. No creditor or holder of a claim relating to assets allocated to the UTI shall be entitled to maintain any action against or recover any SUBI Assets.

(d) Any holder, assignee or pledgee of an Undivided Trust Interest or Undivided Trust Interest Certificate shall be deemed, by virtue of the acceptance of such Undivided Trust Interest, Undivided Trust Interest Certificate, assignment or pledge, to have (i) agreed, accepted and to have become bound by and subject to the non-petition covenant set forth in Section 6.9 and (ii) released and waived all claims against or with respect to (A) any assets owned by the Trustees in their respective individual capacities and (B) all of the Trust Assets other than the UTI Assets and the income and proceeds therefrom and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against any Trust Assets that are not UTI Assets. Without limiting the foregoing, each holder, assignee or pledgee of an Undivided Trust Interest or Undivided Trust Interest Certificate shall be deemed to have released and waived all claims against or with respect to all SUBI Assets and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against such SUBI Assets.

(e) To the extent specified in this Agreement or any UTI Supplement, UTI Certificates may be assigned, pledged or otherwise transferred; provided that each assignee, pledgee or other transferee must (i) give a non-petition covenant substantially similar to that set forth in Section 6.9, (ii) execute an agreement in favor of each Holder from time to time of any other UTI Certificates and any SUBI Certificate, to release all claims to the Trust Assets allocated to each other UTI Certificate and each SUBI Certificate and (iii) comply with Sections 4.1(d) and 4.1(f) hereof and the other applicable terms and restrictions in this Agreement or the applicable SUBI Supplement.

(f) No interest in any UTI, UTI Certificate or UTI Portfolio shall be transferred, assigned, sold or conveyed if, as the result of such transfer, assignment, sale or conveyance, the Trust would become a publicly traded partnership for purposes of the Internal Revenue Code of 1986, as amended, and any such purported transfer, assignment, sale or conveyance shall be null and of no effect.

Section 4.2 Special Units of Beneficial Interest.

(a) The Delaware Trustee shall from time to time, as directed in writing by the Initial Beneficiary, with the written consent of each Registered Pledgee of the UTI, identify and allocate, or cause to be identified and allocated, on the books and records of the Trust, from Trust Assets, whether or not then allocated to the UTI, one or more separate portfolios of SUBI Assets to be accounted for independently within the Trust (each such portfolio, a “SUBI Portfolio”). Upon their allocation as SUBI Assets, such Trust Assets shall no longer be assets of, or allocated to, the Undivided Trust Interest (unless and until specifically reallocated to the Undivided Trust Interest from that SUBI Portfolio pursuant to the terms hereof and the applicable SUBI Supplement). The Delaware Trustee shall execute and deliver, on behalf of the Trust, to or upon the written order of the Initial Beneficiary, one or more SUBI Certificates evidencing each newly created SUBI (each, an “Original SUBI”). In addition, the Delaware Trustee shall from time to time, as directed by any Holder of an Original SUBI, with the prior written consent of each applicable SUBI Control Parry, but without the consent of the Initial Beneficiary or any Holder or Registered Pledgee of the UTI, divide such Original SUBI into two or more separate SUBIs and cause to be identified and allocated on the books and records of the Trust to such newly created SUBIs such Trust Assets as may be specified by such Holder with the prior written consent of each applicable SUBI Control Party from the Trust Assets then allocated to the original SUBI. The beneficial interest in each such SUBI Portfolio shall constitute a separate “special unit of beneficial interest” (“SUBI”) in the Trust. Separate and distinct records shall be maintained for each SUBI Portfolio and the SUBI Assets associated with each SUBI shall be held and accounted for separately from the UTI Assets or any other SUBI Assets. Each SUBI Certificate shall represent a specific divided interest in (but only in) such identified SUBI Portfolio and the SUBI Assets allocated thereto. Each SUBI Certificate shall constitute a “certificated security” within the meaning of Section 8-102(a)(4) of the UCC.

(b) Each SUBI shall be represented by one or more certificates (each a “SUBI Certificate”) to be issued by the Trust and shall be created by the execution of a supplement to this Agreement (each a “SUBI Supplement”), which SUBI Supplement shall be executed by the SUBI Trustee and the initial holder(s) of the SUBI Certificates (the holders of the SUBI Certificates from time to time, the “SUBI Holder(s)”) and shall specify (i) the terms and provisions pursuant to which SUBI Certificates shall be issued, with respect to such SUBI, and may be assigned, pledged or otherwise transferred; (ii) the form of any SUBI Certificate(s) to be issued in connection therewith; (iii) the initial SUBI Assets to be included in such SUBI Portfolio; (iv) the arrangements, if any, whereby additional SUBI Assets may subsequently be added to the SUBI Portfolio; (v) the provisions (if any) relating to custody of the Lease Files and other documents relating to the related SUBI Assets, and under which the proceeds of the related SUBI Assets shall be collected, invested and distributed; and (vi) other relevant terms and provisions specific to such SUBI, all as shall be prescribed and established by the Initial Beneficiary. Each SUBI Certificate may have such appropriate insertions, omissions, substitutions and other variations as are required by this Agreement and the related Trust Documents, including such letters, numbers or other marks of identification and such legends and endorsements placed thereon, consistent with this Agreement, as may be directed by the related SUBI Holders. Notwithstanding the foregoing, in the event that any SUBI Asset is substituted for an asset (the “Predecessor Asset”) previously allocated to a SUBI, pursuant to the related SUBI Supplement or any related Trust Documents, the Delaware Trustee shall allocate each such substitute asset (the “Substitute Asset”) directly to the SUBI Portfolio which contained the Predecessor Asset with notice to, but without requiring the consent of, the Initial Beneficiary, each affected Trustee, each affected UTI Holder, each affected SUBI Holder, each affected Registered Pledgee and each affected SUBI Control Party.

(c) Each SUBI shall be a separate Series of the Trust as provided in Section 3806(b)(2) of the Business Trust Statute. In accordance with Section 3804(a) of the Business Trust Statute or to the extent otherwise permitted by law, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each SUBI or the related SUBI Assets shall be enforceable against such SUBI Assets only, and not against the Trust Assets generally or against any other UTI Assets or SUBI Assets. Except to the extent required by law or specified in this Agreement or in the related SUBI Supplement, SUBI Assets with respect to a particular SUBI shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to the Trust, any Trustee, the UTI or any other SUBI. No creditor or holder of a claim relating to assets allocated to any SUBI shall be entitled to maintain any action against or recover any assets allocated to the UTI or any other SUBI. Notice of this limitation on interseries liabilities and the limitation set forth in this Section 4.1(c) shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Business Trust Statute, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Business Trust Statute relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each SUBI and the UTI. Except in accordance with this Agreement and any related SUBI Supplement, any purported transfer or assignment of a SUBI or a SUBI Certificate shall be deemed null, void and of no effect under this Agreement. Notwithstanding the foregoing, each SUBI Certificate may be transferred, assigned or pledged (A) to any Affiliate of Interpool which is a Special Purpose Entity or (B) by the related Holders to a Special Purpose Entity to or in favor of (1) a trustee for one or more securitization trusts or (2) one or more other entities, in each case, (x) in connection with one or more Financings, or (y) in connection with the exercise of remedies with respect to an Event of Default or similar default (as defined in the documents executed with respect to a Financing) or (C) to any entity which is not an Affiliate of Interpool; provided that, in each case, the transferee, assignee or pledgee must (i) give a non-petition covenant substantially similar to that set forth in Section 6.9, (ii) execute an agreement in favor of each Holder from time to time of any UTI Certificates and any other SUBI Certificate, to release all claims to the Trust Assets allocated to each UTI Certificate and each, other SUBI Certificate and (iii) comply with Sections 4.2(e) and 4.2(f) hereof and the other applicable terms and restrictions in this Agreement and the applicable SUBI Supplement.

(d) Each holder of a SUBI shall appoint for such SUBI a trustee (a “SUBI Trustee”) which shall perform such duties, have such responsibilities and adhere to such standards of care as are specified in Part V of this Agreement and the applicable SUBI Supplement, but only with respect to the SUBI for which it was appointed. The same Person may be appointed as SUBI Trustee for all or any SUBIs and may also serve as the UTI Trustee and/or the Delaware Trustee.

(e) No interest in any SUBI, SUBI Certificate or SUBI Portfolio shall be transferred, assigned, sold or conveyed if, as the result of such transfer, assignment, sale or conveyance, the Trust would become a publicly traded partnership for purposes of the Internal Revenue Code of 1986, as amended.

(f) Any holder, assignee or pledgee of a SUBI or SUBI Certificate shall be deemed, by virtue of the acceptance of such SUBI, SUBI Certificate, assignment or pledge, to have (i) agreed, accepted and to have become bound by and subject to the non-petition covenant set forth in Section 6.9 and (ii) released and waived all claims against or with respect to (A) the UTI Assets and (B) the SUBI Assets allocated to any other SUBI that may be outstanding and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against all Trust Assets allocated to the UTI Portfolio and each other SUBI Portfolio. Nothing contained herein shall be deemed a release or waiver by any party of any claim or right against a Seller under its respective Transfer Agreement or such Seller’s interest in any Trust Assets in respect of such a claim or right, if such Seller is the Holder of a UTI Certificate or a SUBI Certificate.

Section 4.3 Form of Certificate; Registration of Certificates.

(a) Each Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner consistent with this Agreement as may be determined by the Holders of the Certificates of such Series.

(b) Each Certificate shall be executed on behalf of the Trust by manual or facsimile signature of an Authorized Officer of the Delaware Trustee. Certificates bearing a manual or facsimile signature of individuals who were, at the time when such a signature shall have been affixed, authorized to sign on behalf of the Delaware Trustee shall, when duly authenticated pursuant hereto, be validly issued and shall entitle the holder of such Certificate to the benefits of this Agreement, notwithstanding that such individuals or any of them shall cease to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication, executed by the Delaware Trustee or an agent thereof, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder.

(c) The Delaware Trustee shall keep or cause to be kept at its offices at One Rodney Square, 1st Floor, 920 King Street, Wilmington, Delaware 19801, or such other office as it shall designate by written notice to the Initial Beneficiary, (in each case, the “Certificate Registrar Office”), a certificate register (the “Certificate Register”) in which, subject to such reasonable regulations as it may prescribe, the Delaware Trustee shall provide for the registration of Certificates and of pledges, transfers and exchanges of Certificates as herein provided. When acting in such capacity, the Delaware Trustee shall be the “Certificate Registrar”.

(d) In the case of any pledge of a Certificate, the Holder shall deliver to the Delaware Trustee and the related UTI Trustee or related SUBI Trustee, as the case may be, a notice of registered pledge substantially in the form of Exhibit D hereto (a “Notice of Registered Pledge” and any such pledge, a “Registered Pledge”).

(e) Each Notice of Registered Pledge shall be executed by the Holder of the subject Certificate and each person (a “Registered Pledgee” or a holder of a “Pledgee Interest”) to whom such Certificate shall be assigned, pledged or transferred, and shall set forth the following information:

(i) identification of the Certificate assigned, pledged or transferred;

(ii) the name of the Holder;

(iii) the name and address of the Registered Pledgee.

(f) Upon receipt of written notification from the Initial Beneficiary, each SUBI Control Party and each Registered Pledgee of a UTI Certificate or a SUBI Certificate, as the case may be, of a Registered Pledge on a Certificate, the Certificate Registrar shall record in the Certificate Register, the interest of the pledgee in such Certificate (the “Registered Pledgee Interest”). Until such time as the holder of the Registered Pledgee Interest shall have provided written notice to the Certificate Registrar that such Registered Pledgee Interest has been released, such Registered Pledgee shall be entitled to exercise all of the rights (but shall have none of the obligations) of the Holder of such Certificate and each Holder hereby agrees that it shall have no right to exercise any such rights until such Registered Pledgee Interest has been released.

(g) Upon surrender for registration of transfer of any Certificate, the Delaware Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees one or more new Certificates of the same type and proportionate beneficial interest dated the date of authentication by the Delaware Trustee. Each Certificate presented or rendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form reasonably satisfactory to the Delaware Trustee, upon which the Delaware Trustee may conclusively rely, duly executed by the holder of such Certificate or its attorney and each SUBI Control Party with respect to any SUBI Certificate duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Delaware Trustee in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of any Certificate, but the Delaware Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. Prior to the due presentation of a Certificate for registration of transfer, the Delaware Trustee and each agent of the Delaware Trustee may treat the Person in whose name any Certificate shall be registered in the Certificate Register (which in the event of a Registered Pledge shall be the

Registered Pledgee) as the owner of such Certificate for all purposes, and neither the Delaware Trustee nor any such agent shall be bound by any notice to the contrary. The Delaware Trustee shall furnish or cause to be furnished to the UTI Trustee or SUBI Trustee of the related Certificate the name and address of the transferee of any Certificate presented for registration of transfer or exchange. The Delaware Trustee shall furnish or cause to be furnished to each Servicer, the Initial Beneficiary, each Holder and each SUBI Control Party, within two (2) Business Days after receipt by the Delaware Trustee of request therefor, a list of the names and addresses of the holders of the Certificates.

Section 4.4 Maintenance of Office of Agency.

The Delaware Trustee shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Delaware Trustee in respect of the Certificates and this Agreement may be served. The Delaware Trustee initially designates the Certificate Registrar Office as its office for such purposes. The Delaware Trustee shall give prompt written notice to the Initial Beneficiary and to the Holders, Registered Pledgees and each SUBI Control Party of Certificates of any change in the location of the Certificate Register or the Certificate Registrar Office.

Section 4.5 Mutilated, Destroyed, Lost or Stolen Certificates.

If any mutilated Certificate is surrendered to the Delaware Trustee, or the Delaware Trustee receives evidence to its satisfaction of the mutilation, destruction, loss or theft of any Certificate, and there is delivered to the Delaware Trustee such security or indemnity as may be reasonably required by it to save it harmless, then the Delaware Trustee shall execute and authenticate, in lieu of such mutilated, destroyed, lost or stolen Certificate, a Certificate of the same type and proportionate beneficial interest bearing an identification number not contemporaneously outstanding, which shall constitute for all purposes a substitute for the original Certificate, which original Certificate shall be deemed canceled and shall be so marked on the books and records of the Delaware Trustee.

Section 4.6 Retitling of Equipment.

Each holder of all UTI Certificates or, subject to any restrictions on such right set forth in the agreements governing any Financing, all SUBI Certificates of a particular SUBI, may at any time, at its option, to be exercised by written notice delivered to the applicable UTI Trustee or SUBI Trustee and the applicable Servicer, request that (1) the Equipment allocated to such UTI Certificate or SUBI Certificate, as the case may be, be retitled in the name of such holder (or a Person designated by such holder), and/or that a lien may be noted on the Certificate of Title therefor in the name of such holder (or a Person designated by such holder) or (2) that possession of such Certificate of Title and/or the other Trust Assets allocated to such UTI Certificate or SUBI Certificate, as the case may be, be transferred to such holder (or a Person designated by such holder), free and clear of the interest of the Trust; provided, that in either case, the Rating Agency Condition shall have been satisfied. Except as otherwise provided in the related SUBI Supplement, such holder shall indemnify the Trust, the Trustees and such Servicer for, and hold the Trust, the Trustees and such Servicer harmless against, any and all expenses, costs, liabilities, losses and claims incurred by any of them as a result of or relating to such retitling or transfer, or any action such holder shall take or fail to take as the registered owner of such Equipment or the owner of such Trust Assets, including, without limitation, sales and transfer taxes and registration fees.

PART V

DUTIES AND POWERS OF TRUST AND TRUSTEES; TRUSTEE LIABILITY

Section 5.1 Duties and Powers of Trustees; Limitations on Trust Activity.

(a) The UTI Trustee and the Delaware Trustee are authorized to execute and deliver this Agreement and each Trustee is authorized to execute and deliver, with respect to its particular UTI or SUBI interest, the SUBI Supplement and any other Financing Documents to which the Trust is a party and each certificate or other document attached as an exhibit to or contemplated thereby and any amendment or other agreement, as evidenced conclusively by such Trustee’s execution thereof. In addition to the foregoing, each Trustee is authorized, but shall not be obligated (unless duly instructed pursuant to this Agreement, any other Trust Document or any Financing Document or except to the extent that any Trust Documents expressly require, such Trustee to take particular action), to take all actions required of the Trust pursuant to the related Financing Documents. Each Trustee is further authorized from time to time to take such action as the Holder(s) of the affected Certificate(s), with the prior written consent, as the case may be, of the Registered Pledgees of such UTI Certificate or the applicable SUBI Control Party thereof, recommends with respect to the UTI or SUBI (and any related Financing Documents) in which it has an interest. In addition, as permitted by the terms of this Agreement, each Trustee is authorized to take such action as the Initial Beneficiary, SUBI Control Party or any Registered Pledgee shall recommend in writing. Each Trustee shall be deemed to have discharged its duties to the extent that the Servicer or some other party has agreed to perform such duties and such Trustee shall not be held liable for the default or failure of the Servicer or other party to carryout such obligations, nor shall such Trustee have any duty to monitor such obligations of the Servicer or other party.

Each Trustee undertakes to perform such duties and engage in such activities, and only such duties and activities, as are specified in this Agreement, any Supplement entered into pursuant to this Agreement by such Trustee, as it may be directed from time to time in accordance with the terms of this Agreement or the related Supplement, including, without limitation, in connection with: (i) the transactions entered into pursuant to any financing transaction of any sort undertaken by the Initial Beneficiary, or any related UTI Holder or SUBI Holder or any leasing transaction entered into by the Initial Beneficiary or any related UTI Holder or SUBI Holder as lessor or lessee, which is, in any case, secured, directly or indirectly, by the Trust Assets, by all or part of the Undivided Trust Interest or by any SUBI or any interest therein including, without limitation, any financing undertaken in connection with the issuance and assignment of a SUBI and related SUBI Certificate; (ii) any sale, transfer or pledge by the Initial Beneficiary, any related UTI Holder or any SUBI Holder of any interest in the related UTI or SUBI; (iii) any other asset securitization, sale-leaseback, secured loan or similar transaction involving Trust Assets or any beneficial interest therein or in the Trust (the transactions in clauses (i) , (ii) and (iii) are collectively referred to herein as “Financings”); (iv) sales by the Trust of Equipment, Contracts and other Trust Assets to the extent permitted by the terms of any Financing (provided that the Certificate of Title of any item of Equipment so sold is amended to reflect the transfer of ownership thereof from the Trust or the Trustee on behalf of the Trust, unless applicable law permits the transfer of ownership of such equipment without an amendment to the related Certificate of Title) and (v) activities ancillary to any of the foregoing.

(b) Except as otherwise provided in this Agreement, neither the Trustee nor the Trust shall: (i) issue beneficial interests in the Trust Assets or securities of the Trust other than the Certificates, (ii) borrow money on behalf of the Trust, (iii) make loans, extend credit on behalf of the Trust or enter into any guarantee, (iv) invest in or underwrite securities, (v) offer securities in exchange for Trust Assets (other than Certificates), (vi) repurchase or otherwise reacquire any Certificate (other than for purposes of cancellation) except as permitted by or in connection with the related UTI Supplement, UTI Certificate, SUBI Supplement or SUBI Certificate, (vii) grant any security interest in or Lien upon any Trust Assets, (viii) acquire assets, other than Trust Assets as contemplated in Section 2.1 of this Agreement, (ix) allocate any Trust Assets out of any UTI Portfolio or SUBI Portfolio unless directed in writing by the related UTI Holder and any related Registered Pledgee (with respect to the UTI Portfolio) and the related SUBI Control Party (with respect to the SUBI Portfolio), thereof, (x) enter into any agreements or contracts or engage in any trade or business not contemplated by this Agreement or merge or acquire substantially all the assets of any other Person. In no event shall any of the foregoing actions be permitted if it results in, or would result in, a Ratings Effect.

(c) Each Trustee, upon receipt of each resolution, certificate, statement, opinion, report, document, order or other instrument that shall be specifically required to be furnished to it pursuant to the Trust Documents, shall examine such item to determine whether it conforms to the requirements of the Trust Documents.

(d) No Holder shall take, or direct any Trustee to take, any action that (i) is inconsistent with the purposes of the Trust as set forth in Section 1.2, (ii) would result in the treatment for federal income tax purposes of the Trust as a separate entity (i.e., an association taxable as a corporation or a partnership) or (iii) is contrary to applicable laws or its organizational documents.

(e) The Trustees may establish accounts and receive, maintain, invest and disburse funds in accordance with Part VII hereof and each Servicing Agreement, each Financing Document and each related Supplement hereto.

(f) On the date hereof, the Trust and the Initial Beneficiary are entering into a Servicing Agreement with Interpool with respect to the UTI Portfolio (the “Initial Servicing Agreement”), and the Trust shall from time to time enter into one or more other servicing agreements (together with the Initial Servicing Agreement, each a “Servicing Agreement”) with Interpool, or with such other or additional Persons as the holder of the UTI Certificate or, subject to the provisions of the agreements governing any Financing, any SUBI Certificate, shall designate in writing with respect to the applicable Portfolio represented by such Certificate (each, in such capacity, a “Servicer”). Interpool is hereby designated as the initial Servicer. Each Servicing Agreement shall specify various duties, powers, liabilities, obligations and compensation of the Services with respect to the administration and servicing of those Trust Assets as to which such Servicing Agreement applies, including, without limitation, Equipment, Contracts and other Trust Assets. The Trust may from time to time enter into one or more agreements (each, a “Nominee Agreement”) with any Person that the Initial Beneficiary shall designate, such Person to serve as a nominee for the Trust in those jurisdictions where the Trust may not be named as owner on Certificates of Title. The Trustees, and each of them, on behalf of the Trust, shall execute and deliver such documents, certificates, applications, powers of attorney and registrations provided to it in final execution form as shall be requested and prepared by a Servicer pursuant to a Servicing Agreement or by the Initial Beneficiary in connection with the administration of the Trust or the servicing of the Trust Assets, including, without limitation, a power of attorney to each Dealer and each Servicer and, to the extent deemed appropriate by each Servicer, any lessee under a Contract (a “User”); provided, however, that no Trustee shall be obligated to enter into any such documents, certificates, applications, powers of attorney or registrations that adversely affect such Trustee’s own rights, duties or immunities under this Agreement or otherwise.

(g) The Trustees and the Trust shall have such powers as are necessary and appropriate to the conduct of their duties as set forth in this Agreement and in the other Trust Documents.

(h) A Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Assets, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which such Trustee is a party, except as expressly provided by this Agreement or in any document or written instruction received by such Trustee pursuant to this Agreement; and no implied duties or obligations shall be read into this Agreement, any other Trust Document or any other Financing Document against such Trustee. A Trustee shall have no responsibility for filing any financing continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any filing with the Securities and Exchange Commission for the Trust or to record this Agreement or any other Financing Document or to prepare or file any tax or tax-related documents on behalf of the Trust; provided that the related Trustee shall cooperate with each Holder, each SUBI Control Party and each Registered Pledgee of a Certificate in connection with the preparation and filing of any such document.

Section 5.2 Duty of Care.

(a) No provision of this Agreement shall be construed to relieve any Trustee from liability for its own grossly negligent action (or, with respect to any handling or disbursement of funds, its own negligent action), its own grossly negligent failure to act (or, with respect to any handling or disbursement of funds, its own negligent failure to act), its own bad faith, its own breach of its representations, warranties or covenants given in its individual capacity or its own willful misfeasance; provided, however, that:

(i) a Trustee shall not be personally liable for any action taken, suffered or omitted by it or any error of judgment, in each case made in good faith by any officer of, or any other employee of the corporate trust office of, such Trustee, including any vice president, trust officer or any other officer of such Trustee customarily performing functions similar to those performed by such officers or to whom any corporate trust matter is referred because of such Person’s knowledge of or familiarity with the particular subject, unless it shall be proved that such Trustee was grossly negligent (or with respect to any handling or disbursement of funds, negligent) or acted with willful misfeasance in performing its duties in accordance with the terms of this Agreement and such Trustee shall not be liable for the negligence or willful misconduct of agents or attorneys appointed in good faith and, with respect to any such agents appointed by the Trustee performing the duties of the Trustee hereunder, with the prior written consent of each Holder or if subject to a Registered Pledge, either (x) the applicable SUBI Control Party or (y) the Registered Pledgee thereof (in each case if so required in the applicable Financing Documents); and

(ii) a Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the express directions of the Initial Beneficiary or any Registered Pledgee of a UTI Certificate (to the extent relating to the related UTI Trustee, or if there is no Registered Pledgee with respect to a UTI Certificate, then the related UTI Holder), or the applicable SUBI Control Party (to the extent relating to the related SUBI Trustee) relating to the exercise of any trust power conferred upon such Trustee under this Agreement.

(b) Notwithstanding Section 5.2(a), a Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement or the other Trust Documents, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement or the other Trust Documents shall in any event require a Trustee to perform, or be responsible for the manner or omission of performance of, any of the duties or obligations of a Servicer under any Servicing Agreement.

(c) Except for actions expressly authorized by this Agreement or the other Trust Documents or actions taken pursuant to the instructions of the Initial Beneficiary, or the Holder or Registered Pledgee of any Certificate, in each case as permitted by this Agreement, a Trustee shall take no action as to which such Trustee has been notified in writing by the Initial

Beneficiary, the applicable Holder or Registered Pledgee of the related UTI Certificate or the applicable SUBI Control Party of the related SUBI Certificate, as the case may be, or if a Responsible Officer has actual knowledge, that such action would impair the beneficial interests in the Trust, would impair the value of any Trust Asset or would adversely affect the credit rating of any Financing.

(d) All information obtained by a Trustee regarding the administration of the Trust, whether upon the exercise of its rights under this Agreement, any other Trust Document or otherwise, shall be maintained by such Trustee in confidence and shall not be disclosed to any other Person other than to the Initial Beneficiary, any Special Purpose Entity (if applicable), any Servicer, any Holder of an interest in the UTI or UTI Certificate or any Registered Pledgee thereof, or any Holder of an interest in a SUBI or a SUBI Certificate or any Registered Pledgee or SUBI Control Party thereof, unless such disclosure is permitted by this Agreement, any other Trust Document or any other agreement contemplated hereby, is reasonably necessary or incidental to the Trustee’s discharge of its duties or exercise of its rights hereunder, is required by any applicable law or regulation or pursuant to subpoena (and such Trustee has provided notice thereof to the Initial Beneficiary), or such information is already otherwise publicly available.

Section 5.3 Certain Matters Affecting the Trustees.

Except as otherwise provided in this Agreement:

(a) a Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. In particular, but without limitation, whenever in this Agreement it is provided that a Trustee shall receive or may rely on the instructions or directions of the Initial Beneficiary, a Special Purpose Entity, or the Holder or Registered Pledgee of a UTI Certificate or a SUBI Certificate, any written, instruction or direction purporting to bear the signature of any officer of the Initial Beneficiary, a Special Purpose Entity, or the holder, assignee or Registered Pledgee of a UTI Certificate or a SUBI Certificate in connection with a Financing reasonably believed by it to be genuine may be deemed by Trustee to have been signed or presented by the proper party;

(b) a Trustee may consult with counsel, and any opinion of counsel shall be full and complete protection in respect of any action taken or suffered or omitted by the Trustee under this Agreement in good faith and in accordance with such opinion of counsel;

(c) Subject to Section 5.2(a), a Trustee shall be under no obligation to exercise any of the discretionary rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the Initial Beneficiary, UTI Holder, SUBI Holder, a Special Purpose Entity, a

SUBI Control Party, a Registered Pledgee or any other beneficiary of the Trust pursuant to the provisions of this Agreement; unless such requesting Person(s) shall have offered to such Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

(d) a Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Initial Beneficiary, a UTI Holder or a SUBI Holder, a SUBI Control Party, a Special Purpose Entity, or by a Registered Pledgee; provided, however, that if the payment within a reasonable time to such Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of such Trustee, not reasonably assured to such Trustee by the security afforded to it by the terms of this Agreement, such Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person(s) requesting such examination or, if paid by such Trustee, shall be reimbursed as an expense of the Trust upon demand;

(e) a Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys or one or more custodians and the Trustee shall not be liable for the acts or omissions of any agent or attorney selected by the Trustee in good faith and, with respect to any such agent appointed by the Trustee performing the duties of the Trustee hereunder, with the prior written consent of the Initial Beneficiary and each UTI Holder and any Registered Pledgee of the related UTI Certificates and the SUBI Control Party with respect to the related SUBI Certificate (unless the related Financing Documents provide otherwise);

(f) Under no circumstances shall a Trustee be liable for indebtedness evidenced by or arising under this Agreement or any other Financing Document, including any amounts owed to any UTI Holder or SUBI Holder;

(g) A Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by any other party hereto or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Assets, or for or in respect of the validity or sufficiency of any Financing Documents, and such Trustee shall in no event assume or incur any liability, duty or obligation to any UTI Holder or SUBI Holder or the Initial Beneficiary, other than as expressly provided for herein or in any other Trust Document or expressly agreed to in any Financing Documents; and

(h) A Trustee shall not be liable for the default or misconduct of the Initial Beneficiary, the Settlor, the Custodian, any Holder, any Registered Pledgee, any Servicer, any Special Purpose Entity, or any other Trustee under this Agreement, any other Trust Document or any Financing Document or otherwise and such Trustee shall have no obligation or liability to perform the obligations or monitor the same of the Initial Beneficiary, the Settlor, any Custodian, any Holder, any Registered Pledgee, any Special Purpose Entity, any other Trustee or any Servicer under this Agreement or any other Trust Document or any other Financing Document.

(i) (A) A Trustee shall not be required to take any action hereunder or under any other Trust Document or Financing Document if such Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of such Trustee or is contrary to the terms hereof, or any, other Trust Document or any other Financing Document or for which the Trustee shall not have been otherwise indemnified therefore or is otherwise contrary to law.

    (B) Whenever a Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Trust Document or any Financing Document, such Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Holders of each UTI Certificate and each SUBI Certificate which could be affected thereby, each SUBI Control Party and any Registered Pledgee of such Certificates, requesting instruction as to the course of action to be adopted and, to the extent such Trustee acts in good faith in accordance with any written instruction received from (i) with respect to each UTI Certificate, first from the related Registered Pledgee and then from the Holder of such UTI Certificate and (ii) with respect to each SUBI Certificate, first from the related SUBI Control Party, second from the related Registered Pledgee and then from the Holder of such SUBI Certificate, such Trustee shall not be liable on account of such action to any such Person. If such Trustee shall not have received instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it shall take or refrain from taking such action not in violation with this Agreement or any other Trust Document and the Financing Documents, as it shall deem to be in the best interests of first, the holders of any Registered Pledgee Interest and then the UTI Holder with respect to the UTI Certificate or the related SUBI Control Party, with respect to the SUBI Certificate, which could be affected thereby and shall have no liability to any Person for such action or inaction.

    (C) In the event a Trustee is unsure as to the application of any provision of this Agreement or any other Trust Document or any Financing Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by such Trustee or is silent or is incomplete as to the course of action that such Trustee is required to take with respect to a particular set of facts, such Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Holders of the UTI Certificates or SUBI Control Party, with respect to the SUBI Certificate and any Registered Pledgee requesting instruction and, to the extent that such Trustee acts or refrains from acting in good faith in accordance with any such instruction received from (i) with respect to each UTI Certificate, first from the related Registered Pledgee and then from the Holder of such UTI Certificate and (ii) with respect to each SUBI Certificate, first from the related SUBI Control Party, second from the related Registered Pledgee and then from the Holder of such SUBI Certificate, such Trustee shall not be liable, on account of such action or inaction, to any Person. If such Trustee shall not have received instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it shall take or refrain from taking such action not in violation of this Agreement, any other Trust Document or any Financing Documents, as it shall deem to be in the best interests of first, any SUBI Control Party, with respect to the SUBI Certificate, any Registered Pledgee of a related Certificate and then the related UTI Holders or the related SUBI Holders, as applicable, and shall have no liability to any Person for such action or inaction.

Section 5.4 Trustees Not Liable.

A Trustee shall have no obligation to perform any of the duties of the Initial Beneficiary or any Servicer unless explicitly set forth in this Agreement, any other applicable Trust Documents or any Servicing Agreement to which such Trustee is a party. A Trustee shall at no time have any responsibility or liability for or with respect to: (a) the validity or sufficiency of this Agreement (except as set forth in Section 6.7) or the due execution hereof by the Initial Beneficiary or the legality, validity and enforceability of any security interest in any Trust Asset; (b) the perfection or priority of such a security interest or the maintenance of any such perfection and priority; (c) the efficacy of the Trust or its ability to generate the payments to be distributed to the Initial Beneficiary or any Holder or its permitted assignees) under this Agreement, including, without limitation, the existence, condition, location, use and ownership of any Trust Asset; (d) the existence and enforceability of any Contract; (e) the existence and contents of any Contract or any computer or other record thereof, (f) the validity of the assignment of any Trust Asset to the Trust or of any intervening assignment; (g) the completeness of any Contract; (h) the performance or enforcement of any Contract; (i) the compliance by the Initial Beneficiary or any Servicer with any covenant or the breach by the Initial Beneficiary or any Servicer of any warranty or representation in any document and the accuracy of any such warranty or representation prior to such Trustee’s receipt of notice or other discovery of any noncompliance therewith or any breach thereof; (j) any investment of monies by any Servicer or any loss resulting therefrom (it being understood that such Trustee shall remain responsible for any Trust Assets that it may hold); (k) the acts or omissions of any Dealer or any other Person, the related Holder, any Servicer or any User under, or in connection with the origination of, any Contract; (1) any action of any Servicer taken in the name of such Trustee or the acts or omissions of any Servicer under any Servicing Agreement or any other agreement contemplated hereby or thereby; (m) any action by such Trustee taken at the instruction of the Initial Beneficiary, a Special Purpose Entity, any Holder of a Certificate for which there is no Registered Pledgee, any Registered Pledgee with respect to its related Trust Assets, any related SUBI Control Party or any Servicer; (n) the preparation, execution or filing of any tax returns on behalf of the Trust; or (o) the preparation, execution or filing of any document or report with the Securities and Exchange Commission or any state securities commission or agency; provided, however, that the foregoing shall not relieve any Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of a Trustee to perform its duties as set forth in Sections 5.1(f), 6.9 and 6.10, or based on a Trustee’s willful misconduct, bad faith or gross negligence, no recourse shall be had against the Person or institution serving as a Trustee in its individual capacity for any claim based on any provision of this Agreement or any Servicing Agreement, or any Trust Asset or assignment thereof. A Trustee shall not have any personal obligation, liability or duty whatsoever to the Initial Beneficiary, any Holder, any Registered Pledgee or any permitted assignee(s) thereof or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust Assets or any Person who shall furnish indemnity as provided in this Agreement. A Trustee shall not be accountable for the use or application by the Initial Beneficiary or a Special Purpose Entity or any other Holder or Registered Pledgee of any of the SUBI Certificates or of the proceeds of such Certificates, or for the use or application of any funds properly paid to any Servicer pursuant to any Servicing Agreement.

Section 5.5 Indemnity of Trustees.

Each Trustee shall be indemnified and held harmless with respect to any loss, liability or expense, including reasonable attorneys’ and other professionals’ fees and expenses (collectively “Claims”), but only out of and to the extent of the Trust Assets allocated to the Portfolio in respect of which the claim arose out of or incurred in connection with (a) any of the Trust Assets (including, without limitation, any Claims relating to Contracts, Equipment, consumer fraud, consumer leasing act violations, misrepresentation, deceptive and unfair trade practices, and any other claims arising in connection with any Contract, personal injury or property damage claims arising with respect to any item of Equipment or any claim with respect to any tax arising with respect to any Trust Asset) or (b) such Trustee’s acceptance or performance of the trusts and duties contained in this Agreement, with any allocation of such indemnification among the Trust Assets to be made as provided for in Section 7.1 (c) hereof; provided, however, that such Trustee shall not be indemnified or held harmless out of the Trust Assets as to any Claim (i) for which the Initial Beneficiary, a Servicer or any of their respective Affiliates shall be liable and shall have paid pursuant to this Agreement or a Servicing Agreement, (ii) incurred by reason of such Trustee’s willful misconduct, bad faith or gross negligence, or (iii) incurred by reason of such Trustee Bank’s breach of its respective representations and warranties pursuant to any Servicing Agreement or Section 6.7 of this Agreement. The UTI Trustee shall in no event have any recourse to any SUBI Assets, including such SUBI Assets which were UTI Assets at the time a Claim against the UTI Trustee arose, and no SUBI Trustee shall have any recourse to any UTI Assets or any Trust Assets allocated to any other SUBI. This Section 5.5 shall survive the termination of the Trust and this Agreement.

Section 5.6 Trustee’s Right Not to Act.

A Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, any Financing Documents or the other Trust Documents, or to institute, conduct or defend any litigation under this Agreement, any Financing Documents or the other Trust Documents or otherwise or in relation to this Agreement, any Financing Documents or the other Trust Documents, at the request, order or direction of any Holder or Registered Pledgee of a Certificate, unless such Person has offered to such Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by such Trustee therein or thereby; the right of such Trustee to perform any` discretionary act enumerated in this Agreement or in any other Financing Document shall not be construed as a duty.

Section 5.7 Doing Business in Other Jurisdictions.

Notwithstanding anything contained herein to the contrary, neither a Trustee Bank nor the related Trustee shall be required to take any action in any jurisdiction other than in the State of its incorporation or any State in which it is qualified to do business (each, a “State of Qualification”) if the taking of such action may (i) require the consent, approval, authorization or order of, or the giving of notice to, or the registration with, or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than a State of Qualification; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof, other than a State of Qualification, becoming payable by the Trustee Bank or (iii) subject the Trustee Bank to personal jurisdiction in any jurisdiction other than a State of Qualification for causes of action arising from acts unrelated to the consummation of the transactions by such Trustee Bank or the related Trustee, as the case may be, contemplated hereby. In the event that a Trustee does not take any action because such action may result in the consequences described in the preceding sentence, such Trustee will appoint an additional trustee pursuant to Section 6.6 to proceed with such action.

Section 5.8 No Election to be a Corporation.

Neither the Trust nor any Trustee shall make or authorize any Person to make an election to have the Trust classified or taxed as a corporation for federal income tax purposes or any applicable state or local income or franchise tax purposes.

PART VI

APPOINTMENT, COMPENSATION AND REMOVAL OF TRUSTEES

Section 6.1 Appointment of Trustees.

(a) The UTI Trustee shall have the rights, powers and duties with respect to the UTI set forth herein. The Initial Beneficiary hereby appoints First Union Trust Company, National Association as the UTI Trustee. The UTI Trustee does hereby accept such appointment and agrees to act as a trustee of the Trust for the benefit of the Initial Beneficiary and such other Persons as may become holders of all or a part of the UTI, subject to the terms and conditions of this Agreement.

(b) The Delaware Trustee shall have only such rights, powers and duties as are specifically and expressly required by the Business Trust Statute and this Agreement. The Initial Beneficiary hereby appoints First Union Trust Company, National Association as the Delaware Trustee. The Delaware Trustee hereby accepts such appointment.

(c) Any SUBI Trustee shall have the rights, powers and duties set forth herein and in any related SUBI Supplement hereto with respect to the applicable SUBI. Any SUBI Trustee shall accept such appointment and agree to act as a trustee of the Trust for the benefit of the holders of the applicable SUBI, subject to the terms and conditions of this Agreement, by execution of a counterpart to this Agreement, the applicable SUBI Supplement or other agreement acceptable to the UTI Trustee.

(d) The UTI Trustee, Delaware Trustee and any SUBI Trustee may be the same Person.

Section 6.2 Qualification of Trustees.

Except as otherwise provided in this Agreement, each Trustee under this Agreement shall at all times be (a) a bank or trust company organized under the laws of the United States or one of the fifty states of the United States or the District of Columbia, with capital and surplus of at least $250,000,000 and a rating on its long-term debt and short-term securities of not less than “A2/P-1” from Moody’s and “AA-1” from Standard & Poor’s, and (b) in the case of the Delaware Trustee only, have a principal place of business in the State of Delaware and meeting the requirements of Section 3807 of the Business Trust Statute. In the event the Delaware Trustee complies with clause (a) above but has its principal place of business outside of the State of Delaware, then there shall at all times be a co-trustee appointed to act as the trustee in Delaware pursuant to Section 3807 of the Business Trust Statute. Such co-trustee shall serve as trustee in Delaware for the sole purpose of satisfying the requirement of Section 3807 of the Business Trust Statute that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto that such co-trustee shall have none of the duties or liabilities of a Trustee.

Section 6.3 Resignation or Removal of Trustees.

(a) A Trustee may at any time resign by giving sixty (60) days prior written notice to the Initial Beneficiary, each SUBI Control Party, each applicable Holder and each applicable Registered Pledgee. Upon receiving the notice of resignation, the holder of the UTI (in the case of the UTI Trustee) or each SUBI Control Party of the applicable SUBI (in the case of a SUBI Trustee) shall promptly appoint a successor Trustee who meets the eligibility requirements set forth in Section 6.2 by written instrument. If no successor Trustee shall have been so appointed and have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Trustee, the UTI Holder or SUBI Holder, as the case may be, or any Registered Pledgee or SUBI Control Party of such Certificate may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(b) If at any time:

(i) a Trustee shall cease to be qualified in accordance with Section 6.2,

(ii) any representation or warranty made by a Trustee Bank pursuant to Section 6.7 shall prove to have been untrue in any material respect when made,

(iii) a Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of a Trustee or of its property shall be appointed, or any public officer shall take charge or control of a Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

(iv) the holder of the UTI Certificate, with the consent of the Registered Pledgee of such UTI Certificate or SUBI Control Party of the related SUBI Certificate, respectively, otherwise desires, in its sole discretion, to remove and replace the applicable Trustee with respect to the UTI Portfolio or SUBI Portfolio represented by such Certificate, then such Trustee may be removed upon written notice by the Holder of the applicable UTI Certificate, with the consent of the Registered Pledgee of such UTI Certificate, or by the SUBI Control Party of the related SUBI Certificate, respectively. If a Trustee resigns or is removed under the authority of the immediately preceding sentence, the Holder of the applicable UTI Certificate, with the consent of the Registered Pledgee of such UTI Certificate or the SUBI Control Party of the related SUBI Certificate, respectively, shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy to each of the Servicer, the Initial Beneficiary and the successor Trustee, together with payment of all amounts owed to the outgoing Trustee. If no successor Trustee shall have been so appointed and have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Trustee, the applicable UTI Holder or SUBI Holder, and any Registered Pledgee or SUBI Control Party of such UTI Certificate or SUBI Certificate, respectively, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c) Any resignation or removal of a Trustee and appointment of a successor Trustee pursuant to any of the provisions of this part shall not become effective until acceptance of appointment by the successor Trustee.

Section 6.4 Successor Trustee.

Any successor Trustee appointed as provided in Section 6.3 shall execute, acknowledge and deliver to the applicable Servicer, the Initial Beneficiary, each Holder, each Registered Pledgee, each SUBI Control Party and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the applicable Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement, and the Initial Beneficiary, each Holder, each Registered Pledgee, each SUBI Control Party and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section 6.4 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 6.2.

Section 6.5 Merger or Consolidation of Trustees.

(a) Any entity (i) into which a Trustee may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which a Trustee shall be a party, or (iii) which may succeed to all or substantially all of the corporate trust business of a Trustee, which entity, if requested by the Initial Beneficiary or the Holder of the UTI or the applicable SUBI, or any Registered Pledgee thereof or any SUBI Control Party, executes an agreement of assumption to perform every obligation of such Trustee under this Agreement, shall be the successor of such Trustee hereunder, provided such entity shall be eligible pursuant to Section 6.2, without the execution or filing of any instrument or any further act on the part of any of the parties hereto (other than the written consent of the Initial Beneficiary or the Holder of the UTI Certificate or the SUBI Control Party of the applicable SUBI Certificate).

(b) Upon the happening of any of the events described in Section 6.3, 6.4 or 6.5(a), the successor Trustee shall, to the extent required by Delaware law, cause an amendment to the Trust’s certificate of trust to be filed with the Secretary of State, in accordance with the provisions of Section 3810 of the Business Trust Statute, indicating the change with respect to such Trustee’s identity.

Section 6.6 Appointment of Co-Trustee, Separate Trustee, or Nominee.

(a) Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Trust Asset may at the time be located, the Servicer with respect to the applicable beneficial interest and a Trustee, acting jointly, shall have the power to execute and deliver all instruments to appoint one or more Persons approved by such Servicer and Trustee and, if any, the related SUBI Control Party (to the extent such Trust Assets are allocated to a related SUBI Portfolio), to act as co-trustee, jointly with such Trustee, or as a separate trustee or nominee, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the holder of the Certificate representing such beneficial interest and its permitted assignee(s), such title to the Trust Assets, or any part thereof, and, subject to the other provisions of this Section 6.6, such powers, duties, obligations, rights and trusts as such Persons may consider necessary or desirable. No co-trustee, separate trustee, or nominee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 6.2, except that no co-trustee, separate trustee or nominee with respect to the UTI, any UTI Assets, any SUBI or any SUBI Assets under this Agreement may be the Initial Beneficiary or any Affiliate thereof.

(b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the applicable Trustee shall be conferred upon and exercised or performed by such Trustee and such separate trustee and co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without such Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as a Trustee under this Agreement or as successor to any Servicer under any Servicing Agreement), such Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of such Trustee;

(ii) no Trustee under this Agreement shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee appointed under this Agreement (for the avoidance of doubt, (x) the UTI Trustee shall not be so liable for acts or omissions of the Delaware Trustee, any SUBI Trustee, any separate trustee or any co-trustee, (y) the Delaware Trustee shall not be so liable for acts or omissions of any UTI Trustee, any SUET Trustee, any separate trustee or any co-trustee and (z) each SUBI Trustee shall not be so liable for acts or omissions of the Delaware Trustee, the UTI Trustee, any other SUBI Trustee, any separate trustee or any co-trustee); and

(iii) the Initial Beneficiary (or the holder of a UTI Certificate for a separate trustee or co-trustee acting with respect to the UTI Portfolio), each SUBI Control Party and a Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to a Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Section 6.6. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with a Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, such Trustee. Each such instrument shall be filed with such Trustee and a copy thereof given to each Servicer.

Any separate trustee or co-trustee may at any time appoint the applicable Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts relating to this Agreement and the Trust Assets shall vest in and be exercised by the applicable Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Agreement, the appointment of any separate trustee or co-trustee shall not relieve the applicable Trustee of its obligations and duties under this Agreement.

Section 6.7 Representations and Warranties of Trustee Banks.

Each Trustee Bank hereby makes the following representations and warranties as of the date hereof, and the Trustee Bank shall be deemed to remake the following representations and warranties upon each designation of a SUBI at the direction of the Initial Beneficiary in connection with a Financing, on which the Initial Beneficiary, each of its permitted assignees and each Registered Pledgee, each SUBI Control Party and Holder of a Certificate (and beneficial owner of any portion thereof in connection with a Financing) may rely:

(a) Organization and Good Standing. The Trustee Bank is a banking corporation or association duly organized, validly existing and in good standing under the law of its jurisdiction of organization;

(b) Power and Authority. The Trustee Bank has full power, authority and right to execute, deliver and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

(c) Due Execution. This Agreement has been duly executed and delivered by the Trustee Bank, and is a legal, valid and binding instrument enforceable against the Trustee Bank in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(d) No Conflict. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under any provision of any law, governmental rule or regulation, judgment, decree or order binding on the Trustee or the articles of association or by-laws of the Trustee or any provision of any mortgage, indenture, contract, agreement or other instrument to which the Trustee is a party or by which it is bound; and

(e) Location of Records. The office where the Trustee Bank keeps its records concerning the transactions contemplated hereby is located at, in the case of the UTI Trustee and the Delaware Trustee, One Rodney Square, 1st Floor, 920 King Street, Wilmington, Delaware 19801.

(f) Principal Place of Business. The principal place of business of the Delaware Trustee is and at all times shall be located in the State of Delaware.

Section 6.8 Trustee’s Fees and Expenses.

To the extent not paid by the Servicer pursuant to the related Servicing Agreement and to the extent provided in any Financing Documents or as otherwise provided for herein or in the other Trust Documents, a Trustee shall receive compensation for the services rendered by it hereunder, and will be reimbursed for expenses and disbursements (including the reasonable fees and disbursements of its counsel) incurred or made by it hereunder pursuant to a separate fee agreement entered into by such Trustee with the Settlor. Otherwise, each Trustee shall be paid, out of Trust Assets allocated to the Portfolio administered by such Trustee, its reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and reimbursement of all reasonable expenses (including, without limitation, reasonable attorneys’ fees), as may be agreed upon in writing between the Initial Beneficiary and such Trustee, for all services rendered by it in the execution of the Trust and in the exercise and performance of any of the powers and duties under this Agreement. This Section 6.8 shall survive the termination of this Agreement.

Section 6.9 No Petition.

(a) Each of the Trustees, the Custodian, the Settlor, the Servicer, the Initial Beneficiary, each UTI Holder, each SUBI Holder and each pledgee of any beneficial interest in the Trust (whether or not a Registered Pledgee), on its own behalf and on behalf of each Holder for which it is acting, covenants and agrees that prior to the date which is one year and one day (or the length of each other longer preference period, provided in the Bankruptcy Code, if applicable after the date upon which all obligations under each Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Trust, any other Special Purpose Entity, or any general partner of any Special Purpose Entity that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar Insolvency Law. This Section 6.9 shall survive the termination of this Agreement or the resignation or removal of such Trustee under this Agreement.

(b) No bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy, insolvency or similar law shall be instituted or joined in by the Trust without the unanimous consent of all Trustees and Holders hereunder (including each pledgee of any beneficial interest in the Trust (whether or not a Registered Pledgee)). No Trustee shall so consent or have any power to institute or join in any such proceedings unless directed to do so by the Holders of all UTI Certificates, all SUBI Certificates, each SUBI Control Party and each Registered Pledgee of each Certificate.

Section 6.10 Place of Business.

At all times, either the Delaware Trustee or a co-trustee hereunder shall be a resident of, or have a principal place of business in, the State of Delaware. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit any Trustee from having employees within or without the State of Delaware.

PART VII

ACCOUNTS

Section 7.1 Accounts; Expenses.

(a) The UTI Trustee may establish and maintain with respect to the Undivided Trust Interest such bank accounts as may be directed in writing by the Initial Beneficiary and each SUBI Trustee will establish and maintain with respect to each SUBI such bank accounts as may be set forth in the applicable SUBI Supplement or the documents relating to any Financing (collectively, the “Trustee Accounts”, and each such Trustee Account with respect to any particular SUBI, a “SUBI Account”). The Servicer is authorized to make deposits into and to make disbursements from the Trustee Accounts to the extent set forth in the related UTI Supplement or SUBI Supplement or any document related to any financing of such UTI or SUBI.

(b) If the Delaware Trustee shall receive any payments on any Equipment, Contracts, other Trust Assets, or any Collateral, whether pursuant to any Transfer Agreement or otherwise, the Delaware Trustee, within two (2) Business Days after its receipt and identification of such amounts as relating to the UTI Portfolio or any SUBI Portfolio, shall deposit all such funds and all income and proceeds thereof into the account (if any) maintained with respect to the related SUBI Portfolio or UTI Portfolio, as the case maybe. Pending deposit into such account, such funds shall be held in trust and invested, at the direction of any Registered Pledgee of such UTI Portfolio (or if there is no Registered Pledgee of such UTI Portfolio, then the Holder of the related UTI Certificate) or the SUBI Control Party of such related SUBI Portfolio, solely in Eligible Investments and any proceeds of such Eligible Investments shall constitute Trust Assets. No Trustee shall be liable for any loss incurred pursuant to an investment of funds in Eligible Investments.

(c) To the extent not paid by the Servicer pursuant to the Servicing Agreement and to the extent provided in the related Financing Documents, all Trust expenses shall be paid out of the Trust Assets, including, without limitation, (i) any reimbursement due to any Servicer for payments from its own operating accounts solely in order to fund any Servicer Advance (as defined in the related Servicing Agreement) made by such Servicer, with the consent of the applicable Trustee (to be given only at the direction of the Initial Beneficiary or in accordance with the terms of any Financing), with respect to any Contract or item of Equipment, (ii) Servicer Fees (as defined in the related Servicing Agreement) (and expenses (which shall exclude salaries, benefits, overtime wages and other “overhead’’ costs and expenses of the Servicer), if any, not covered by such Servicer Fee under any Servicing Agreement), (iii) Trustee and Custodian fees and expenses and (iv) other Trust expenses, if any; provided, however, that (x) to the extent that an expense or liability of a Trustee, a Custodian, the Initial Beneficiary or a Special Purpose Entity (if applicable) shall be incurred or suffered with respect to a discrete Trust Asset or group of Trust Assets (including, without limitation, contract, tort or tax claims relating to one or more specific Contracts or items of Equipment) (each an “Affected Trust Asset” and collectively, the “Affected Trust Assets”), all of which either are contained in one or more Portfolios, but not in the other Portfolio(s), the holders of the Certificates related to the affected Portfolios containing any Affected Trust Asset (pro rata in the ratio of the aggregate value of those Affected Trust Assets held in each such Portfolio as recorded on the books of the Trust to the aggregate value of all Affected Trust Assets held in all such Portfolios), shall bear in full the burden of such Trustee, the Custodian, Initial Beneficiary or Special Purpose Entity expense or liability, but (y) to the extent that any such expense or liability of a Trustee, the Custodian, Initial Beneficiary or a Special Purpose Entity shall be incurred or suffered with respect to the Trust Assets generally, all beneficiaries of the Trust shall bear the burden of such Trust expenses or liabilities on a pro rata basis in the ratio of the aggregate value of Trust Assets held in each respective SUBI Portfolio and the UTI Portfolio, as each is recorded on the books of the Trust, to the total value of all Trust Assets. Any pro rata allocation of an expense or liability among one or more of the SUBI Portfolios or the ‘UTI Portfolio shall be made in good faith and so as not to disproportionately affect any SUBI Portfolio or the UTI Portfolio.

(d) Subject to the applicable provisions of the related Financing Documents, all or a portion of the funds deposited into each Trustee Account shall be separately invested by the applicable Trustee from time to time at the written direction of the Initial Beneficiary or a Special Purpose Entity or the holder of a SUBI Certificate (as appropriate) or the applicable Servicer, as its designee, all as specified in the applicable Servicing Agreement and the applicable Trustee shall incur no liability in connection with such investment if made without negligence and in accordance with the direction of the Initial Beneficiary, Holder or Registered Pledgee of any Certificate or designated Servicer (in the event of any conflicting instructions, with respect to any UTI Certificate, the direction of the Pledgee of such related UTI Certificate or with respect to any SUBI Certificate, the direction of the SUBI Control Party of such SUBI Certificate, or if none, the related Servicer, shall control). The proceeds of any such investment shall constitute Trust Assets.

Section 7.2 Rebalancing After Third-Party Claim.

To the extent that a third-party claim against Trust Assets is satisfied out of Trust Assets in proportions other than as provided in Section 7.1(c), then, notwithstanding anything to the contrary contained herein, the UTI Trustee and SUBI Trustees shall promptly identify and reallocate (or request the Servicers to identify and reallocate) the remaining Trust Assets among the UTI Portfolio and each of the SUBI Portfolios so that each shall bear the expense of the third party claim as nearly as possible as if the burden of such claim had been allocated as provided in Section 7.1(c).

PART VIII

TERMINATION

Section 8.1 Termination of the Trust.

(a) The Trust shall dissolve upon the unanimous written agreement of all of the Holders, each SUBI Control Party and each Registered Pledgee. Upon the dissolution of the Trust, its affairs shall be wound up and its property liquidated. Thereafter, after paying its liabilities in accordance with Section 3808 of the Business Trust Statute, the Delaware Trustee shall cause the Trust’s certificate of trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute and the Trust shall terminate.

(b) Any SUBI shall be dissolved and its affairs shall be wound up at the time or upon the happening of events specified in the applicable SUBI Supplement. Any SUBI established in accordance with this Agreement may be dissolved and its affairs wound up without causing the dissolution of the Trust or any other Series thereof. The dissolution, winding up, liquidation or termination of the Trust or any Series thereof shall not affect any limitation of liability with respect to a Series established in accordance with this Agreement, the Certificate of Trust or Section 3804(a) of the Business Trust Statute. The death, incapacity, dissolution, termination or bankruptcy of a beneficial owner of any Series shall not result in the termination or dissolution of such Series and such Series may not be terminated or revoked by a beneficial owner of such Series or other person except in accordance with the terms of this Agreement or, in the case of any SUBI, the applicable SUBI Supplement.

(c) The Servicer and any other persons who under this Agreement or a SUBI Supplement are responsible for winding up the affairs of any Series may, to the extent permitted in the applicable Series Supplement, in the name of the Trust and for and on behalf of the Trust and such Series, take all actions with respect to the Series as are permitted under Section 3808 of the Business Trust Statute and shall provide for the claims and obligations of the Series and distribute the assets of the Series as provided under Section 3808 of the Business Trust Statute. Any Person, including any Trustee, who under this Agreement or any SUBI Supplement is responsible for winding up such Series’ affairs who has complied with Section 3808(e) of the Business Trust Statute shall not be personally liable to the claimants of the dissolved Series by reason of such Person’s actions in winding up the Series.

(d) This Agreement shall terminate with respect to any separate and identifiable SUBI Assets, and not, except as otherwise provided in a SUBI Supplement with respect to any other SUBI, as to any Trust Assets allocated to any other SUBI, upon the written direction by the Holder of the related SUBI Certificate, with the prior written consent of each SUBI Control Party thereof, to the Trustee of such SUBI Assets to revoke and terminate such SUBI, following (i) the occurrence of such termination events as may be set forth in the SUBI Supplement relating to such SUBI or (ii) the satisfaction of all obligations to creditors, if any, of such Series and the related Financing Documents, the payment to each related Holder or its designee including each related SUBI Control Party of all amounts required to be paid to it pursuant to this Agreement and such Holder’s Certificate.

(e) This Agreement shall terminate with respect to any separate and identifiable UTI Assets upon the written direction by the Holder of the UTI Certificate, with the prior written consent of each Registered Pledgee thereof, to the UTI Trustee to revoke and terminate such UTI, following (x)(i) the occurrence of such termination events as may be set forth in the UTI Supplement relating to such UTI or (ii) the satisfaction of all obligations to creditors, if any, of such Series, the payment to each related Holder or its designee of all amounts required to be paid to it pursuant to this Agreement and such Holder’s Certificate and (y) the due termination of each SUBI, the due satisfaction of all obligations to creditors (if any) of each SUBI, the payment to each related Holder or its designee of all amounts required to be paid and pursuant to this Agreement and such Holder’s Certificate.

PART IX

MISCELLANEOUS PROVISIONS

Section 9.1 Amendment.

Any amendment of this Agreement, and any modification of the rights and obligations of the parties hereto and the rights of Holders, any SUBI Control Party and the Registered Pledgees of each UTI Certificate and SUBI Certificate, shall require a written agreement among the Initial Beneficiary, the Delaware Trustee and the UTI Trustee and/or each SUBI Trustee (entered into by the UTI Trustee or the related SUBI Trustee, as the case may be, at the written direction of the Holder of the UTI Certificate, with the consent of any Registered Pledgee of the UTI Certificate) and each SUBI Control Party, and such additional approvals, if any, required under each SUBI Supplement and Financing Document as are required thereby; provided, however, that any such amendment or modification shall not require any approval of the Holder or Registered Pledgee of the UTI. Certificate or any SUBI Certificate or any approval under any SUBI Supplement or under a Financing related thereof if the Holders and Registered Pledgees of the UTI Certificate or such SUBI Certificate and the holders of the obligations, instruments or securities issued in such Financing would not be adversely affected by such amendment as evidenced by an opinion of counsel to that effect. Prior to the execution of any amendment to this Agreement, any Servicing Agreement or any other agreement contemplated hereby or thereby, a Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to such execution and delivery have been satisfied. A Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects such Trustee’s own rights, duties or immunities under this Agreement or otherwise.

Section 9.2 Governing Law.

THIS AGREEMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

Section 9.3 Notices.

All demands, notices and communications under this Agreement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid; return receipt requested; hand delivery; prepaid courier service; or telecopier, and addressed in each case as follows: (a) if to the Settlor, 211 College Road East, Princeton, New Jersey 08540, Attention: William A. Geoghen, facsimile: (609) 951-0362 (confirmation number (609) 452-8900); (b) if to the Initial Beneficiary, 211 College Road East, Princeton, New Jersey 08540, Attention: William A. Geoghen, facsimile: (609) 951-0362 (confirmation number (609) 452-8900); (c) if to the UTI Trustee or Delaware Trustee, One Rodney Square, 1st Floor, 920 King Street, Wilmington, Delaware 19801, Attention: Corporate Trust Administration, facsimile: (212) 946-8302 (confirmation number (212) 946-3881); (d) if to a Trustee for a SUBI, to such address as shall be designated in the related SUBI Supplement; (e) if to a Holder, at its address set forth in the related Certificate Register; (f) if to Standard & Poor’s and Standard & Poor’s is then a Rating Agency, to 55 Water Street, New York, New York 10041-0003, Attention: Asset Backed Surveillance Group (facsimile no. (212) 438-2662; (g) if to Moody’s and Moody’s is then a Rating Agency, to 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department (facsimile no. (212) 553-7820); (h) if to a Registered Pledgee, at its address set forth in the applicable Supplement; or (i) if to a SUBI Control Party to the address indicated in the related SUBI Supplement; or (j) with respect to any of the foregoing Persons, at such other address as shall be designated by such Person in a written notice to the other parties hereto in accordance with the provisions hereof.

Section 9.4 Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Certificates or the rights of the holders thereof.

Section 9.5 Construction.

For all purposes of this Agreement, unless the context otherwise requires or as otherwise expressly provided, (a) all defined terms shall include both the singular and the plural forms thereof, (b) reference to any gender shall include all other genders; (c) all references to words such as “herein,” “hereof” and the like shall refer to this Agreement as a whole and not to any particular Part or Section within this Agreement; (d) the term “include” means “include without limitation,” and (e) the term “or” is intended to include the term and/or.”

Section 9.6 Separate Entity.

The Trustees, the Settlor and the Initial Beneficiary shall in, all transactions with third parties hold the Trust out as a separate entity from the Initial Beneficiary, the Settlor and any Affiliate of either such Person. The Settlor and the Initial Beneficiary each hereby covenants that it shall cause the Trust to (1) maintain its books and records separate from the books and records of any other Person, (2) maintain separate bank accounts from any other Person, (3) not commingle its funds with those of any other Person, (4) not engage in any action that would cause the separate legal identity of the Trust not to be respected, including, without limitation (a) holding itself out as being liable for the debts of any other Person or (b) acting other than through its duly authorized representatives or agents, (5) manage its day-to-day business affairs without the involvement of Interpool or any Affiliate of Interpool (other than with respect to Interpool in its capacity as Servicer or any Affiliate of Interpool in its capacity as subservicer), (6) maintain a separate office from that of Interpool or any other Affiliate of Interpool, (7) conduct all of its business correspondence in its own name, (8) not act as an agent of Interpool or any Affiliate of Interpool, (9) maintain adequate capitalization in light of its business purposes and (10) conduct all of its business (whether written or oral) solely in its own name. The Settlor and the Initial Beneficiary each further hereby covenants that (x) the consolidated financial statements of Interpool reflect the separate corporate existence of the Trust, (y) neither Interpool nor any Affiliate of Interpool shall guarantee the Trust’s obligations and (z) neither Interpool nor its Affiliates shall act as an agent of the Trust, except Interpool in its capacity as Servicer or any Affiliate of Interpool as subservicer.

Section 9.7 CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE; CONCLUSIVE EFFECT OF FINAL JUDGMENT; CONSENT TO SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE. EACH OF THE TRUSTEES, SETTLOR, INITIAL BENEFICIARY, AND EACH CERTIFICATEHOLDER, EACH SUBI CONTROL PARTY AND ANY REGISTERED PLEDGEE THEREOF HEREBY AGREE TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITH THE STATE OF DELAWARE. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND THE UNITED STATES DISTRICT COURT LOCATED IN THE CITY OF WILMINGTON, DELAWARE, AND EACH PART Y IRREVOCABLY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH OF THE PARTIES AGREES THAT, EXCEPT AS OTHERWISE PROVIDED BY APPLICABLE LAW, A FINAL JUDGMENT OBTAINED IN ANY ACTION, SUIT OR PROCEEDING INSTITUTED WITH RESPECT TO THIS AGREEMENT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY MANNER AS PROVIDED BY APPLICABLE LAW, A CERTIFIED OR TRUE COPY OF WHICH FINAL JUDGMENT SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY

INDEBTEDNESS OR LIABILITY THEREIN DESCRIBED. EACH OF THE PARTIES HERETO CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL OR NATIONALLY RECOGNIZED COURIER SERVICE IN THE UNITED STATES AT THE ADDRESS TO WHICH SUCH NOTICES TO IT ARE TO BE GIVEN, AND TO RECEIVE SERVICE OF PROCESS AT ANY SUCH ADDRESS IN ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER AS TO WHICH IT SUBMITS TO JURISDICTION AS SET FORTH ABOVE, IT BEING AGREED THAT SERVICE IN SUCH MANNER SHALL CONSTITUTE VALID SERVICE UPON SUCH PARTY OR ITS SUCCESSORS OR ASSIGNS ONLY IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING.

Section 9.8 WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE TRUSTEES, SETTLOR, INITIAL BENEFICIARY, AND EACH CERTIFICATEHOLDER, EACH SUBI CONTROL PARTY AND ANY REGISTERED PLEDGEE THEREOF WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 9.9 THIRD PARTY BENEFICIARIES. IN ADDITION TO SUCH OTHER RIGHTS AS MAY BE AVAILABLE UNDER THIS AGREEMENT AND APPLICABLE LAW, EACH REGISTERED PLEDGEE, EACH SUBI CONTROL PARTY (OR OTHER CONTROL PARTY), THE HOLDERS OF CERTIFICATES AND THE SERVICER SHALL BE ENTITLED TO THE BENEFITS OF, AND THE RIGHT TO ENFORCE, THIS AGREEMENT.

Section 9.10 Tax Reporting and Characterization.

(a) Consistent with the treatment of the Trust as a disregarded entity for tax purposes, unless otherwise required by appropriate taxing authorities, the Trust shall not file or cause to be filed any annual or other tax returns. In the event that the Trust or the Delaware Trustee on behalf of the Trust is required to file any tax returns, the Initial Beneficiary or its designee shall prepare or cause to be prepared such returns and shall deliver such returns to the Trustee for signature, unless applicable law requires one or more Holders to sign such returns, in which case the Initial Beneficiary shall deliver or cause to be delivered such returns to the related Holders for signature.

(b) The parties hereto (i) intend that the Trust shall not constitute a separate entity for federal income tax purposes or for state income or franchise tax purposes and (ii) agree to treat the Trust and the Related Trust Assets accordingly for federal income and state income and franchise tax purposes.

Section 9.11 Certificates Nonassessable and Fully Paid.

Except as otherwise provided in this Agreement or in a Supplement, the interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any other reason whatsoever, and, upon authentication thereof by the Trustee, each Certificate shall be deemed fully paid.

Section 9.12 Amendment and Restatement.

(a) The parties hereto agree that the terms and conditions set forth in Section 9.1 of the Original Trust Agreement have been satisfied or are hereby waived by the authorized signatory below by the date hereof in connection with the amendment and restatement of the Original Trust Agreement; provided that such waiver is effective only in this instance and for the specific purpose for which it is given.

(b) In consideration for being made a party to the 2002-A SUBI Supplement; dated as of March 1, 2002, to the Trust Agreement, by and among First Union National Bank, as Custodian, the Initial Beneficiary, the Settlor and the Trustee, First Union National Bank and each other party to the Original Trust Agreement, hereby consents to the removal of First Union National Bank as a party to this Agreement.

IN WITNESS WHEREOF, each of the undersigned have caused this Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

INTERPOOL, INC., as Settlor
By:	/s/ Mitchell I. Gordon
Name:	Mitchell I. Gordon
Title:	Executive Vice President & Chief Financial Officer

INTERPOOL CHASSIS FUNDING, LLC, as Initial Beneficiary
By:	/s/ Mitchell I. Gordon
Name:	Mitchell I. Gordon
Title:	Executive Vice President & Chief Financial Officer

FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, as UTI Trustee and Delaware Trustee
By:	/s/ Edward I. Truitt, Jr.
Name:	Edward I. Truitt, Jr.
Title:	Vice President

ACKNOWLEDGED AND CONSENTED

FIRST UNION NATIONAL BANK, as Custodian
By:	/s/ Ronald L. Fisher
Name:	Ronald L. Fisher
Title:	Vice President

EXHIBIT A

TRUST AGREEMENT OF

INTERPOOL TITLING TRUST

DEFINITIONS

“Affected Trust Assets” shall have the meaning set forth in Section 7.1(c).

“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” shall have the meaning set forth in the Preamble.

“Applicable Law” means with reference to any Person, all laws, ordinances, treaties, judgments, decrees, injunctions, writs and orders of any court, governmental agency or authority and rules, regulations, orders, directives, licenses and permits of any Governmental Authority applicable to such Person or its property or in respect of its operations.

“Authorized Officer” means, with respect to any matter, any officer of or other Person who is authorized to act for an entity.

“Bankruptcy Code” means the Bankruptcy Reform Act of 1978, as amended from time to time, and any successor statute thereto.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City, Charlotte, North Carolina, or the city in which the chief executive office of any Trustee is located, are authorized or are obligated by law, executive order or governmental decree to be closed.

“Business Trust Statute” shall have the meaning set forth in Section 1.1.

“Certificate” means a SUBI Certificate or a UTI Certificate.

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“Certificateholder” means at any time, any Person in whose name a Certificate is registered in the Certificate Register.

“Certificate of Title” shall have the meaning set forth in Section 2.1(a).

“Certificate of Trust” shall have the meaning set forth in Section 1.1.

“Certificate Register” shall have the meaning set forth in Section 4.3(c).

“Certificate Registrar” shall have the meaning set forth in Section 4.3(c).

“Certificate Registrar Office” shall have the meaning set forth in Section 4.3(c).

“Chassis” means the supporting frame of a non-automotive vehicle designed to be hauled by road exclusive of any container or other housing attached thereon.

“Claims” shall have the meaning set forth in Section 5.5.

“Collateral” , if such term is used with respect to any Financing, shall have the meaning set forth in, or in such other document provided for by, the related Financing Documents.

“Commercial General Liability Insurance Policy” means the commercial general liability insurance policy issued by various underwriters described thereon, a copy of which shall be on file with the Delaware Trustee at all times, or any other replacement policy thereto that is substantially similar to it.

“Contracts” shall have the meaning set forth in Section 2.1(a).

“Control Party” , with respect to the UTI or any SUBI, shall have the meaning set forth in the applicable UTI Supplement, SUBI Supplement or (to the extent set, forth therein) the related Financing Documents.

“Custodian” shall have the meaning set forth in the related Supplement.

“Dealer” shall have the meaning set forth in Section 2.1(a).

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“Dealer Agreements” shall have the meaning set forth in Section 2.1(a).

“Delaware Trustee” shall have the meaning set forth in the Preamble.

“Eligible Investments” shall have the meaning set forth in the related Financing Documents or, if not set forth therein, means any one or more of the following:

(i) marketable obligations of the United States of America, the full and timely payment of which are backed by the full faith and credit of the United States of America and which have a maturity of not more than 270 days from the date of acquisition;

(ii) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States of America and which have a maturity of not more than 270 days from the date of acquisition;

(iii) bankers’ acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term securities of which are rated “A-1” by S&P and “P-1” by Moody’s;

(iv) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clauses (i) , (ii) and (iii) above entered into with any bank of the type described in clause (iii) above;

(v) commercial paper rated at least “A-1” by S&P and “P-1” by Moody’s;

(vi) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be at least “A-1” by S&P and “P-1” by Moody’s; and

(vii) mutual funds commonly known as “Money Market Funds” of Investment Companies regulated under the Investment Company Act of 1940 as amended, which money market funds invest substantially all of their assets in securities of the types described in paragraphs (i) through (vi) above.

Any such Eligible Investment may be purchased by or through the Delaware Trustee, any other Person identified for such purpose in the related Financing Documents or any of their Affiliates. Each such Eligible Investment must mature no later than 1 Business Day immediately preceding disbursements made in accordance with Section 7.1 hereof. A Security Entitlement

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with respect to any of the foregoing held in a Securities Account shall constitute an Eligible Investment.

“Equipment” shall have the meaning set forth in Section 2.1(a).

“Event of Default” means any event that, after the expiration of any applicable notice and/or cure periods, would result in a default as such term (or similar term) is defined or described in the related Financing Documents.

“Financing” or “Financings” shall have the meaning set forth in Section 5.1(a).

“Financing Documents” means documents to which the Trust, the Initial Beneficiary, any UTI Holder, any SUBI Holder or a Special Purpose Entity is a party in connection with a Financing.

“Governmental Authority” shall mean (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

“Holder” or “holder” shall mean the Person which is identified in the Certificate Register as the owner of such Certificate.

“IAL” means Interpool Acquisition, L.L.C, a Delaware Limited Liability Company.

“Initial Beneficiary” shall have the meaning set forth in the Preamble.

“Initial Servicing Agreement” shall have the meaning set forth in Section 5.1(1).

“Insolvency Law” shall mean the Bankruptcy Code or similar Applicable Law.

“Internal Revenue Code of 1986” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

“Interpool” shall mean Interpool, Inc., a Delaware corporation, and its successors and assigns.

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“Interpool Titling Trust” or “Trust” shall have the meaning set forth in Section 1.1.

“Interpool Transfer Agreement” means the Amended and Restated Transfer Agreement, dated as of June 1, 2000, by and between Interpool and the Trust, as such agreement is amended, supplemental and otherwise modified from time to time.

“Lease File” shall mean:

(i) with respect to each Chassis or Refrigeration Generator that is subject to a Contract, the counterpart thereof that constitutes “chattel paper” for purposes of Section 9-102(a) (11) of the Uniform Commercial Code, otherwise a true copy of the fully executed original of each Contract;

(ii) with respect to each Chassis or Refrigeration Generator, the Certificate of Title or a copy of an application therefor duly submitted to the Registrar of Titles or other appropriate public authority in the jurisdiction in which the related Equipment is titled;

(iii) evidence or verification of an insurance policy covering such risks and amounts and otherwise complying with the requirements of the applicable Servicing Agreement and the related Contract for each item of Equipment;

(iv) any loan and security agreement relating to the Trust Assets;

(v) each receipt of acceptance of Equipment, if any;

(vi) each guaranty of a Contract, if any;

(vii) each UCC Financing Statement which relates to the Trust Assets;

(viii) each amendment of a Contract, if any; and.

(ix) each assignment of a Contract, if any.

“Lien” means any security interest, lien, charge, pledge, equity or encumbrance of any kind.

“Master List” shall have the meaning set forth in Section 3.2.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Nominee Agreement” shall have the meaning set forth in Section 5.1(f).

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“Notes” means any one of the promissory notes or other indebtedness (if any) issued pursuant to related Financing Documents:

“Notice of Registered Pledge” shall have the meaning set forth in Section 4.3(d).

“Officer’s Certificate” means a certificate signed by a duly Authorized Officer of the Person who is required to sign such certificate.

“Original SUBI” shall have the meaning set forth in Section 4.2(a).

“Original Trust Agreement” shall have the meaning set forth in the Preamble.

“Person” means any individual, corporation (including a business trust), partnership, joint venture, association, joint stock company, trust, bank, limited liability company, trust company, estate (including any beneficiaries thereof), unincorporated organizations or government or any agency or political subdivision thereof.

“Physical Damage Insurance Policy” means the physical damage, recovery/repatriation coverages and loss of revenue policy issued by various underwriters described thereon, a copy of which shall be on file with the Delaware Trustee at all times, and shall include any other replacement policy thereto that is substantially similar to it.

“Pledgee Interest” shall have the meaning set forth in Section 4.3 (e).

“Portfolio” means the UTI Portfolio or any SUBI Portfolio, as the context may require.

“Preamble” means the first paragraph of the Agreement.

“Predecessor Asset” shall have the meaning set forth in Section 4.2(b).

“Rating Agency” means, with respect to any Financing, (i) in the singular, any one of, and, in the plural, all of, Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services, a division of the McGraw Hill Companies, Inc., and Fitch, Inc. and (ii) any other nationally recognized statistical rating agency, as approved by the Control Party for the related UTI or SUBI, but only to the extent that any one or more of such rating agencies issues a rating in connection with such Financing.

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“Rating Agency Condition” means with respect to any action, that each Rating Agency, which is rating any securities backed (directly or indirectly) by the UTI Certificate or any SUBI Certificate, shall have notified the Trust, each related Certificateholder, each SUBI Control Party, each related Registered Pledgee and each related Series Enhancer in writing that such action will not result in a reduction or withdrawal of any rating at issuance of any such securities with respect to which it is a rating agency, including any underlying rating issued to any Series Enhancer as if such securities were issued without the benefit of any credit enhancement provided by such Series Enhancer.

“Ratings Effect” means any reduction or withdrawal by any Rating Agency of the rating issued by such Rating Agency at the issuance of any securities in connection with a Financing, including any underlying rating (or shadow rating) provided to any Series Enhancer as if such securities were issued without the benefit of any Series Enhancement provided by such Series Enhancer.

“Refrigeration Generator” means a diesel engine/electrical generator combination that, depending on type, mounts on a refrigerated container or under a container Chassis.

“Registered Pledge” shall have the meaning set forth in Section 4.3(d).

“Registered Pledgee” shall have the meaning set forth in Section 4.3(e).

“Registered Pledgee Interest” shall have the meaning set forth in Section 4.3(f).

“Registrar of Titles” shall have the meaning set forth in Section 2.1(a).

“Related Holder” means, with respect to a UTI Certificate or a SUBI Certificate, the Person or Persons designated as a Holder of such UTI Certificate or such SUBI Certificate on the Certificate Register, together with their successors and permitted assigns..

“Related Trust Assets” means Trust Assets, with respect to a SUBI, allocated to such SUBI as SUBI Assets, or with respect to Trust Assets not allocated to any SUBI, the Trust Assets retained within the UTI as UTI Assets.

“Related UTI Holder” means, with respect to a UTI Certificate, the Person or Persons designated as a Holder of such UTI Certificate on the Certificate Register, together with their successors and permitted assigns.

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“Responsible Officer” means any officer in the corporate trust office of a Trustee with direct responsibility for the administration of this Agreement or any other officer of the Trustee to whom any corporate trust matter is referred because of his or her knowledge of or any familiarity with the particular subject.

“S&P” or “Standard & Poor’s” means Standard & Poor’s Ratings Services, a division of the McGraw Hill Companies, Inc., and any successor thereto.

“Secretary of State” means the Secretary of State of the State of Delaware.

“Securities Accounts” means the Trust Accounts, SUBI Account and any other account established pursuant to the terms of this Agreement or any SUBI Supplement or any securities account control agreement that is subject to the lien of this Agreement, each of which accounts shall constitute a “Securities Account” as defined under the Uniform Commercial Code in effect in the State of New York.

“Securities and Exchange Commission” means the Securities and Exchange Commission, an agency of the United States, or any successor thereto.

“Security Entitlements” this term shall have the meaning set forth in Article 8-102(17) of the Uniform Commercial Code in effect in the State of New York.

“Seller” shall have the meaning set forth in Section 2.1(a).

“Series” means the UTI or any SUBI.

“Series of Notes” means any Series of notes established pursuant to the related Financing Documents.

“Series Enhancement” means the rights and benefits provided to the holders of any securities issued in any financing of any Series of Notes or class pursuant to any letter of credit, surety bond, financial guaranty insurance policy, insurance agreement or other similar arrangement. The subordination of any class to another class shall not be deemed to be a Series Enhancement.

“Series Enhancer” means the Person then providing any Series Enhancement, other than the Noteholders of any class which is subordinated to another class.

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“Servicer” shall have the meaning set forth in Section 5.1(f):

“Servicing Agreement” shall have the meaning set forth in Section 5.1(f).

“Settlor” shall have the meaning set forth in the Preamble.

“Special Purpose Entity” means a special purpose corporation, partnership, limited partnership, trust, business trust, limited liability company or other entity legally distinct from its parent organization and/or the transferor of all or substantially all of its assets, bankruptcy remote and created for one or more Financings.

“State of Qualification” has the meaning set forth in Section 5.7.

“SUBI” shall have the meaning set forth in Section 4.2(a).

“SUBI Account” shall have the meaning set forth in Section 7.1(a).

“SUBI Assets” shall have the meaning set forth in Section 4.1(a).

“SUBI Certificate” shall have the meaning set forth in Section 4.2(b).

“SUBI Control Party” shall mean, with respect to any SUBI, (i) the Person identified as the SUBI Control Party in the applicable SUBI Supplement, (ii) if there is no “SUBI Control Party” named in such SUBI Supplement, the Registered Pledgee for such SUBI Certificate, or (iii) if there is neither a “SUBI Control Party” nor a Registered Pledgee for such SUBI Certificate, the Holder of such SUBI Certificate.

“SUBI Holder” shall have the meaning set forth in Section 4.2(b).

“SUBI Portfolio” shall have the meaning set forth in Section 4.2(a).

“SUBI Supplement” shall have the meaning set forth in Section 4.2(b).

“SUBI Trustee” shall have the meaning set forth in Section 4.2(d).

“Substitute Asset” shall have the meaning set forth in Section 4.2(b).

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“Supplement” shall mean an agreement in accordance with the terms and conditions of this Agreement pursuant to which a SUBI Certificate or an additional UTI Certificate is created.

“2002-A SUBI Supplement” means the 2002-A SUBI Supplement, dated as of March 1, 2002, to the Trust Agreement.

“TLI” means Trac Lease, Inc., a Delaware corporation.

“TLI Transfer Agreement” means the Amended and Restated Transfer Agreement, dated as of June 1, 2000, by and among TLI and the Trust, as such agreement is amended, supplemented and otherwise modified from time to time.

“Transfer Agreement” means, in the singular, any of, and in the plural, each of, the TLI Transfer Agreement, the Interpool Transfer Agreement, and any other transfer agreement between the Trust and any other Seller.

“Trust” shall have the meaning set forth in Section 1.1.

“Trust Agreement” means the Trust Agreement, dated as of June 1, 2000, and as amended and restated as of March 1, 2002, among the Settlor, the Initial Beneficiary and First Union Trust Company, National Association, as titling trustee and consented to by First Union National Bank.

“Trust Assets” shall have the meaning set forth in Section 2.1(a).

“Trust Documents” means this Agreement, each Nominee Agreement, the Certificate of Trust, each Supplement, each Dealer Agreement, each Transfer Agreement and each Servicing Agreement.

“Trustee Accounts” shall have the meaning set forth in Section 7.1(a).

“Trustee Bank” means a Person, in its individual capacity, that acts as a Trustee hereunder.

“Trustee” means any of (as the context may require), and “Trustees” means all of, the Delaware Trustee, the UTI Trustee and the applicable SUBI Trustee(s).

“Undivided Trust Interest” shall have the meaning set forth in Section 4.1(a).

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“Undivided Trust Interest Certificate” shall have the meaning set forth in Section 4.1(b).

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect in the applicable jurisdiction.

“User” shall have the meaning set forth in Section 5.1(f).

“UTI” shall have the meaning set forth in Section 4.1(a).

“UTI Assets” shall have the meaning set forth in Section 4.1(a).

“UTI Certificate” shall have the meaning set forth in Section 4.1(b).

“UTI Holder” shall have the meaning set forth in Section 4.1(b).

“UTI Pledge” means any pledge of, or the granting of a security interest in, the UTI Certificate, or a portion thereof, by the holder thereof.

“UTI Portfolio” means Equipment, Contracts and related Trust Assets not allocated to a SUBI Portfolio and remaining as part of the Undivided Trust Interest.

“UTI Supplement” shall have the meaning set forth in Section 4.1(b).

“UTI Trustee” shall have the meaning set forth in the Preamble.

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